UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2026

UNITY SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39497	27-0334803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
116 New Montgomery Street
San Francisco, California 94105-3607
(Address, including zip code, of principal executive offices)
(415) 638-9950
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.000005 par value	U	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 4, 2026, the Board of Directors (the “Board”) of Unity Software Inc. (the “Company” or “Unity”) appointed Bernard Kim to serve as a member of the Board and as a member of the Board’s Nominating and Corporate Governance Committee, effective as of May 1, 2026. Mr. Kim will serve as a Class I director for a term expiring at Unity’s 2027 Annual Meeting of Stockholders.
There are no arrangements or understandings between Mr. Kim and any other persons pursuant to which he was elected as a director. Mr. Kim has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Kim will be compensated as a member of the Board under the terms of Unity’s Non-Employee Director Compensation Policy substantially as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2025. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Kim.
On February 5, 2026, David Helgason and Tomer Bar-Zeev each resigned as directors, effective immediately. The Company thanks Messrs. Helgason and Bar-Zeev for their service and wishes them well in their future endeavors.
Mary Schmidt Campbell’s term as a member of the Board will expire at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), and Dr. Campbell will retire from the Board effective as of the date of the 2026 Annual Meeting.
In connection with these transitions, the number of directors constituting the full Board has been decreased to nine members.
Item 7.01    Regulation FD Disclosure
On February 10, 2026, Unity issued a press release announcing changes to the composition of the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished, not filed. Accordingly, such information shall not be incorporated by reference into any filing by Unity under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated February 10, 2026 of Unity Software Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY SOFTWARE INC.

Date: February 10, 2026	By:	/s/ Matthew Bromberg
Matthew Bromberg
President, Chief Executive Officer, and Director
(Principal Executive Officer)